UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006
The Hallwood Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-08303	51-0261339

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas		75219

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 528-5588

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
     On March 22, 2006, the Board of Directors of The Hallwood Group Incorporated (the “Company”) authorized an increase in the annual fee paid to outside directors from $40,000 to $50,000. All other compensation paid to Board members was not changed and outside directors continue to be entitled to receive $500 for each day spent on business of the Company, other than attendance at board meetings and members of the special committee of outside directors of the Board will continue to receive an annual retainer of $5,000 and a meeting attendance fee of $1,000 per meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HALLWOOD GROUP INCORPORATED

Date: March 29, 2006	By:	/s/ Melvin J. Melle

	Name:	Melvin J. Melle
	Title:	Vice President

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